EXHIBIT 99.1

     Fortune Brands Reports Record Results for Fourth Quarter and
                            Full-Year 2004

    LINCOLNSHIRE, Ill.--(BUSINESS WIRE)--Jan. 21, 2005--Fortune
Brands, Inc. (NYSE:FO):

    --  Double-Digit Sales Gains Fuel Strong Double-Digit EPS Growth

    --  2005 Outlook: Double-Digit Growth in EPS Before Charges/Gains

    Fortune Brands, Inc. (NYSE:FO), a leading consumer brands company, today reported record results for the fourth quarter and full-year 2004. Broad-based consumer demand and continued share gains helped drive strong double-digit earnings growth in the fourth quarter.
    "With sustained momentum in the fourth quarter, Fortune Brands delivered another year of strong double-digit growth that extended our track record of consistently strong results," said Fortune Brands chairman & CEO Norm Wesley. "Successful new products, demand for premium spirits and wine and expanded customer relationships in home products helped fuel double-digit top-line growth in the quarter. Our investments behind powerful consumer brands like Moen, Titleist, Jim Beam, Aristokraft and Kensington continued to generate share gains in key markets. Substantial profit growth for our office products brands added to our success in the quarter.
    "We saw robust consumer demand throughout the year, and we grew faster than our markets," Wesley added. "Notably, our full-year sales, operating income and earnings per share all grew on an underlying basis at the fastest rates in our 8-year history as Fortune Brands. Broad-based performance has become one of the hallmarks of Fortune Brands' growth, and every one of our businesses significantly outperformed the expectations we had at the beginning of the year. With solid execution, the Therma-Tru acquisition delivered benefits that surpassed our expectations. We're especially pleased with how our office products repositioning program has fully taken hold, resulting in our ACCO World unit's third consecutive year of strong double-digit growth in operating income before charges."

    For the fourth quarter:

    -- Net income was $250 million, or $1.68 per diluted share, up 62% from $1.04 in the year-ago quarter. In addition to strong operating performance, EPS comparisons also benefited from a tax-related credit and lower restructuring-related charges.

    -- Diluted EPS before charges/gains was $1.29, up 21% from $1.07 in the fourth quarter of 2003. These results were eight cents above the consensus estimate of Wall Street securities analysts.

    -- Net sales increased 15% to $1.91 billion. Sales benefited 4% from the net impact of acquisitions, excise taxes and favorable foreign exchange.

    --  Operating income was $312 million, up 18%.

    For the full year:

    -- Net income was $784 million, or $5.23 per diluted share, up 35% from $3.86 in 2003.

    --  Diluted EPS before charges/gains was $4.68, up 23% from $3.79.

    -- Net sales increased 18% to $7.32 billion. Full-year sales benefited 8.5% from the net impact of acquisitions, excise taxes and favorable foreign exchange.

    --  Operating income was $1.12 billion, up 22%.

    -- Free cash flow was nearly $400 million after dividends and capital expenditures.

    -- Return on equity was 27.6%, benefiting 2.8% from net charges/gains.

    -- Return on invested capital was 17.8%, benefiting 1.7% from net charges/gains.

    --  Share repurchases totaled 4.4 million shares.

    Outlook for Double-Digit EPS Growth

    "Fortune Brands looks to 2005 with confidence," Wesley added. "Several initiatives position us well to continue delivering strong earnings growth. We expect to benefit from the breadth and strength of our market positions, innovative new products, the expansion of our winning partnerships with great brands and customers, the efficiency of our supply chains, and the power of our financial resources.
    "2004 was a year of extraordinary performance, and we're anticipating record results in 2005 driven by growth that's more in line with our long-term goals. For both the first quarter and the full year, we're targeting to achieve our long-term goal of double-digit growth in diluted EPS before charges/gains. We anticipate delivering against our long-term goal even with challenging comparisons created by the strength of our 2004 results." The company does not anticipate recording restructuring charges in 2005.
    The previously announced routine IRS review of the company's 1997-2001 tax returns concluded in the fourth quarter. Reported fourth quarter results benefited from $58.5 million in tax-related credits ($0.40 per diluted share). The company also expects in the first quarter of 2005 to receive a tax refund of approximately $56 million related to these tax years.
    Including the benefit of the tax refund, the company is currently targeting free cash flow for 2005 in the range of $450-500 million after dividends and capital expenditures.

    About Fortune Brands

    Fortune Brands, Inc. is a $7 billion leading consumer brands company. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock, Diamond and Omega cabinets, Therma-Tru door systems, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Wild Horse wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands include Swingline, Wilson Jones, Kensington and Day-Timer sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index and the MSCI World Index.
    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    Forward-Looking Statements

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update them. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, changes in commodity costs, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brands, increases in health care costs, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

    Use of Non-GAAP Financial Information

    This press release includes earnings per share before charges/gains and free cash flow, measures not derived in accordance with generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company's use of such measures, are presented in the attached pages.


                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
                (In millions, except per share amounts)
                              (Unaudited)

                                       -------------------------------
                                       Three Months Ended December 31,
                                       -------------------------------
                                         2004      2003     % Change
                                       -------------------------------

                                       -------------------------------
Net Sales                              $1,911.5  $1,656.5      15.4
                                       -------------------------------

  Cost of goods sold                    1,057.8     890.0      18.9

  Excise taxes on spirits and wine         85.5      81.6       4.8

  Advertising, selling, general
   and administrative expenses            444.2     406.9       9.2

  Amortization of intangibles               8.7       4.8      81.3

  Restructuring
   and restructuring-related items          3.3       7.6     (56.6)

                                       -------------------------------
Operating Income                          312.0     265.6      17.5
                                       -------------------------------

  Interest expense                         22.0      18.8      17.0

  Other (income) expense, net             (13.6)     (5.2)   (161.5)

  Income taxes                             49.1      91.2     (46.2)

  Minority interests                        5.0       3.9      28.2

                                       -------------------------------
Net Income                                249.5     156.9      59.0
                                       -------------------------------



Earnings Per Common Share
                                       -------------------------------
  Basic                                    1.73      1.07      61.7
  Diluted                                  1.68      1.04      61.5
                                       -------------------------------

Avg. Common Shares Outstanding
                                       -------------------------------
  Basic                                   144.2     146.1      (1.3)
  Diluted                                 149.0     151.3      (1.5)
                                       -------------------------------


                                       -------------------------------
                                      Twelve Months Ended December 31,
                                       -------------------------------
                                         2004      2003     % Change
                                       -------------------------------

                                       -------------------------------
Net Sales                              $7,320.9  $6,214.5      17.8
                                       -------------------------------

  Cost of goods sold                    4,037.5   3,360.5      20.1

  Excise taxes on spirits and wine        299.7     302.0      (0.8)

  Advertising, selling, general
   and administrative expenses          1,775.4   1,569.9      13.1

  Amortization of intangibles              36.7      18.9      94.2

  Identifiable intangible write-downs         -      12.0         -

  Restructuring
   and restructuring-related items         48.3      33.7      43.3

                                       -------------------------------
Operating Income                        1,123.3     917.5      22.4
                                       -------------------------------

  Interest expense                         87.9      73.8      19.1

  Other (income) expense, net             (50.2)    (40.7)    (23.3)

  Income taxes                            283.0     289.2      (2.1)

  Minority interests                       18.8      16.0      17.5

                                       -------------------------------
Net Income                                783.8     579.2      35.3
                                       -------------------------------


Earnings Per Common Share
                                       -------------------------------
  Basic                                    5.40      3.97      36.0
  Diluted                                  5.23      3.86      35.5
                                       -------------------------------

Avg. Common Shares Outstanding
                                       -------------------------------
  Basic                                   145.1     145.6      (0.3)
  Diluted                                 149.9     150.3      (0.3)
                                       -------------------------------

Actual Common Shares Outstanding
                                       -------------------------------
  Basic                                   144.3     146.3      (1.4)
  Diluted                                 149.4     151.6      (1.5)
                                       -------------------------------


                         FORTUNE BRANDS, INC.
                (In millions, except per share amounts)
                              (Unaudited)


NET SALES AND OPERATING INCOME
------------------------------
                                       -------------------------------
                                       Three Months Ended December 31,
                                       -------------------------------
                                         2004      2003     % Change
                                       -------------------------------

Net Sales
                                       -------------------------------
  Home and Hardware                    $1,030.0    $835.2      23.3
  Spirits and Wine                        353.5     316.4      11.7
  Golf                                    195.8     192.3       1.8
  Office                                  332.2     312.6       6.3
                                       -------------------------------
Total                                  $1,911.5  $1,656.5      15.4
                                       -------------------------------


Operating Income
                                       -------------------------------
  Home and Hardware                      $161.9    $141.5      14.4
  Spirits and Wine                        116.4     105.8      10.0
  Golf                                      2.1       4.4     (52.3)
  Office                                   51.5      35.7      44.3
  Corporate expenses                       19.9      21.8      (8.7)
                                       -------------------------------
Total                                    $312.0    $265.6      17.5
                                       -------------------------------


Operating Income Before Charges (a)
                                       -------------------------------
  Home and Hardware                      $164.5    $141.5      16.3
  Spirits and Wine                        116.4     105.8      10.0
  Golf                                      2.8       6.5     (56.9)
  Office                                   51.5      41.2      25.0
Less:
  Corporate expenses                       19.9      21.8      (8.7)
  Identifiable intangible write-downs         -         -         -
  Restructuring
   and restructuring-related items          3.3       7.6     (56.6)
                                       -------------------------------
Operating Income                         $312.0    $265.6      17.5
                                       -------------------------------


NET SALES AND OPERATING INCOME
------------------------------
                                       -------------------------------
                                      Twelve Months Ended December 31,
                                       -------------------------------
                                         2004      2003     % Change
                                       -------------------------------

Net Sales
                                       -------------------------------
  Home and Hardware                    $3,763.7  $2,899.9      29.8
  Spirits and Wine                      1,169.3   1,091.0       7.2
  Golf                                  1,212.2   1,121.7       8.1
  Office                                1,175.7   1,101.9       6.7
                                       -------------------------------
Total                                  $7,320.9  $6,214.5      17.8
                                       -------------------------------

Operating Income
                                       -------------------------------
  Home and Hardware                      $598.5    $481.3      24.4
  Spirits and Wine                        333.7     302.8      10.2
  Golf                                    153.8     139.1      10.6
  Office                                  109.8      57.6      90.6
  Corporate expenses                       72.5      63.3      14.5
                                       -------------------------------
Total                                  $1,123.3    $917.5      22.4
                                       -------------------------------


Operating Income Before Charges (a)
                                       -------------------------------
  Home and Hardware                      $613.0    $481.3      27.4
  Spirits and Wine                        333.7     302.8      10.2
  Golf                                    160.0     144.9      10.4
  Office                                  137.4      97.5      40.9
Less:
  Corporate expenses                       72.5      63.3      14.5
  Identifiable intangible write-downs         -      12.0         -
  Restructuring
   and restructuring-related items         48.3      33.7      43.3
                                       -------------------------------
Operating Income                       $1,123.3    $917.5      22.4
                                       -------------------------------

(a) Operating Income Before Charges, which is a measure not derived in accordance with generally accepted accounting principles (GAAP), is Operating Income derived in accordance with GAAP excluding restructuring and restructuring-related items and identifiable intangible write-downs. Management uses this and other measures to determine the returns generated by our operating subsidiaries and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying results of the Company's businesses from year to year. This measure may also be inconsistent with similar measures presented by other companies.


FREE CASH FLOW
--------------
                                     -------------- ---------------
                                     2004 Full Year  2005 Full Year
                                                     Targeted Range
                                     -------------- ---------------

                                     -------------- ---------------
Free Cash Flow (b)                        $392.7      $450 - 500
  Add :
  Net Capital Expenditures                 215.6       225 - 250
  Dividends Paid                           183.6         190(i)
                                     -------------- ---------------
Cash Flow From Operations                 $791.9      $865 - 940
                                     -------------- ---------------

(b) The term "free cash flow" is cash flow from operations less net capital expenditures and dividends paid to stockholders. Free cash flow is not a measure under generally accepted accounting principles (GAAP) and should not be considered as a substitute for any measure derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may also be inconsistent with similar measures presented by other companies.

(i) Assumes current dividend rate and 12/31/04 basic shares.


EPS BEFORE CHARGES/GAINS
------------------------

The following sets forth EPS Before Charges/Gains, which is a measure not derived in accordance with GAAP:

For the fourth quarter of 2004, EPS Before Charges/Gains is Net Income calculated on a per share basis excluding the $3.3 million ($1.9 million after tax) in restructuring and restructuring-related items and $58.5 million in tax-related credits. For the full year 2004, EPS Before Charges/Gains excludes $48.3 million ($32.9 million after tax) in restructuring and restructuring-related items, $107.7 million in tax-related credits and $12 million ($7.6 million after tax) in insurance proceeds from a Kentucky bourbon warehouse fire.

For the fourth quarter of 2003, EPS Before Charges/Gains is Net Income calculated on a per share basis excluding the $7.6 million ($5.2 million after tax) in restructuring and restructuring-related items. For the full year 2003, EPS Before Charges/Gains excludes $33.7 million ($24.4 million after tax) in restructuring and restructuring-related items, $41.9 million in tax-related credits and $12 million ($8 million after tax) write-down of identifiable intangibles.

Management uses this and other measures to evaluate overall performance of the Company, and believes this measure provides investors with helpful supplemental information regarding the underlying results of the Company's businesses from year to year. This measure may also be inconsistent with similar measures provided by other companies.

                                       -------------------------------
                                       Three Months Ended December 31,
                                       -------------------------------
                                          2004      2003    % Change
                                       -------------------------------

                                       -------------------------------
Net Income Before Charges/Gains          $192.9    $162.1      19.0
                                       -------------------------------

Earnings Per Common Share - Basic

  Net Income Before Charges/Gains          1.34      1.11      20.7

  Tax-related credits                      0.40         -         -

  Restructuring
    and restructuring-related items       (0.01)    (0.04)     75.0

                                       -------------------------------
Net Income                                 1.73      1.07      61.7
                                       -------------------------------


                                       -------------------------------
Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains          1.29      1.07      20.6

  Tax-related credits                      0.40         -         -

  Restructuring
   and restructuring-related items        (0.01)    (0.03)     66.7

                                       -------------------------------
Net Income                                 1.68      1.04      61.5
                                       -------------------------------


                                       -------------------------------
                                      Twelve Months Ended December 31,
                                       -------------------------------
                                          2004      2003    % Change
                                       -------------------------------

                                       -------------------------------
Net Income Before Charges/Gains          $701.4    $569.7      23.1
                                       -------------------------------

Earnings Per Common Share - Basic

  Net Income Before Charges/Gains          4.83      3.91      23.5

  Kentucky bourbon warehouse
   fire insurance proceeds                 0.05         -         -

  Identifiable intangible write-downs         -     (0.06)    100.0

  Tax-related credits                      0.74      0.29     155.2

  Restructuring
    and restructuring-related items       (0.22)    (0.17)    (29.4)

                                       -------------------------------
Net Income                                 5.40      3.97      36.0
                                       -------------------------------


                                       -------------------------------
Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains          4.68      3.79      23.5

  Kentucky bourbon warehouse
    fire insurance proceeds                0.05         -         -

  Identifiable intangible write-downs         -     (0.05)    100.0

  Tax-related credits                      0.71      0.28     153.6

  Restructuring
   and restructuring-related items        (0.21)    (0.16)    (31.3)

                                       -------------------------------
Net Income                                 5.23      3.86      35.5
                                       -------------------------------


RECONCILIATION OF 2005 EARNINGS GUIDANCE TO GAAP
------------------------------------------------

For the first quarter and the full year 2005, the Company expects EPS before charges/gains will grow at a double-digit rate. Reflecting the absence of the net gain recorded in 2004, the Company is targeting full year GAAP EPS to be off modestly to up and for the first quarter of 2005 to increase double digits. In 2004, the Company recorded net gains of $.01 in the first quarter and $.55 for the full year. Currently, the Company does not expect to record any restructuring charges/gains during 2005.

EPS Before Charges/Gains, which is a measure not derived in accordance with generally accepted accounting principles (GAAP), is Net Income calculated on a per share basis excluding restructuring and restructuring-related items, as well as write-downs in intangibles, tax reserve reversals and tax-related interest income. Management uses this and other measures to evaluate overall performance of the Company, and believes this measure provides investors with helpful supplemental information regarding the underlying results of the Company's businesses from year to year. This measure may also be inconsistent with similar measures provided by other companies.


RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS
---------------------------------------------

The Company recorded pre-tax restructuring and restructuring-related items of $3.3 million ($1.9 million after tax) and $48.3 million ($32.9 million after tax) in the three-month and twelve-month periods ended December 31, 2004. The charges relate to rationalization of operations in the Office, Golf and Home and Hardware segments.

                       -----------------------------------------------
                           Three Months Ended December 31, 2004
                          (In millions, except per share amounts)
                       -----------------------------------------------
                                    Restructuring-Related Items
                                    ---------------------------
                                      Cost of Sales   SG & A
                       Restructuring     Charges     Charges    Total
                       -----------------------------------------------
  Home and Hardware         $0.4           $1.7        $0.5      $2.6
  Golf                         -            0.7           -       0.7
                       -----------------------------------------------
Total                       $0.4           $2.4        $0.5      $3.3
                       -----------------------------------------------


                                                                ------
Income tax benefit                                                1.4
                                                                ------
Net charge                                                       $1.9
                                                                ------
Charge per common
 share
    Basic                                                       $0.01
    Diluted                                                     $0.01
                                                                ------

                       -----------------------------------------------
                           Twelve Months Ended December 31, 2004
                          (In millions, except per share amounts)
                       -----------------------------------------------
                                    Restructuring-Related Items
                                    ---------------------------
                                      Cost of Sales   SG & A
                       Restructuring     Charges     Charges    Total
                       -----------------------------------------------
  Home and Hardware         $9.2           $4.8        $0.5     $14.5
  Golf                       0.6            5.6           -       6.2
  Office                    19.4            4.6         3.6      27.6
                       -----------------------------------------------
Total                      $29.2          $15.0        $4.1     $48.3
                       -----------------------------------------------


                                                                ------
Income tax benefit                                               15.4
                                                                ------
Net charge                                                      $32.9
                                                                ------
Charge per common
 share
    Basic                                                       $0.22
    Diluted                                                     $0.21
                                                                ------


                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                             (In millions)
                              (Unaudited)

                                            ------------  ------------
                                            December 31,  December 31,
                                               2004           2003
                                            ------------  ------------

Assets
  Current assets
                                            ------------  ------------
    Cash and cash equivalents                    $164.9        $104.6
    Accounts receivable, net                    1,107.9         973.4
    Inventories                                 1,088.1         956.2
    Other current assets                          281.0         247.4
                                            ------------  ------------
      Total current assets                      2,641.9       2,281.6

  Property, plant and equipment, net            1,378.1       1,358.9
  Intangibles resulting from
    business acquisitions, net                  3,354.2       3,328.6
  Other assets                                    509.4         475.8
                                            ------------  ------------

      Total assets                             $7,883.6      $7,444.9
                                            ------------  ------------


Liabilities and Stockholders' Equity
  Current liabilities
                                            ------------  ------------
    Short-term debt                              $669.8        $530.4
    Current portion of long-term debt               0.4         200.5
    Other current liabilities                   1,365.8       1,402.6
                                            ------------  ------------
      Total current liabilities                 2,036.0       2,133.5

  Long-term debt                                1,239.5       1,242.6
  Other long-term liabilities                   1,025.1         979.8
  Minority interests                              373.4         369.5
                                            ------------  ------------
      Total liabilities                         4,674.0       4,725.4

  Stockholders' equity                          3,209.6       2,719.5
                                            ------------  ------------

      Total liabilities and stockholders'
       equity                                  $7,883.6      $7,444.9
                                            ------------  ------------


    CONTACT: Fortune Brands, Inc.
             Clarkson Hine, 847-484-4415 (Media Relations)
             Tony Diaz, 847-484-4410 (Investor Relations)